UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 17, 2025
BlackSky Technology Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-39113	83-1833760
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2411 Dulles Corner Park
Suite 300
Herndon,	Virginia	20171
(Address of principal executive offices)		(Zip code)
(571) 267-1571
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	BKSY	The New York Stock Exchange
Warrants, exercisable for shares of Class A common stock at an exercise price of $92.00 per share	BKSY.W	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
On July 17, 2025, BlackSky Technology Inc. (the “Company”) announced the following preliminary estimated selected unaudited financial results for the three and six months ended June 30, 2025, compared to the three and six months ended June 30, 2024.

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024

	(unaudited) (in thousands)
Selected Statement of Operations Data:
Revenue	$22,200	$24,938	$51,744	$49,174
Imagery & software analytical services	17,982	17,469	34,811	35,302
Professional & engineering services	4,218	7,469	16,933	13,872
Selected Consolidated Balance Sheet Data:
Cash and cash equivalents, including restricted cash and short-term investments	94,940	42,329	94,940	42,329

For the three months ended June 30, 2025, revenue from imagery & software analytical services was $18.0 million, compared to $17.5 million for the three months ended June 30, 2024. Revenue remained relatively flat for the three months ended June 30, 2025 as compared to the same period in 2024, in part as a result of customers maintaining their utilization rates on the Company’s Gen-2 satellites and deferring potential utilization increases until the launch of its Gen-3 satellites.

For the three months ended June 30, 2025, revenue from professional & engineering services was $4.2 million, compared to $7.5 million for the three months ended June 30, 2024. The decrease in revenue is primarily from differences in the progress of revenue recognition related to long-term contracts that are in various stages of completion. Professional and engineering services revenue contains estimates that can result in the recognition of revenue in a current period for performance obligations which were satisfied or partially satisfied in a prior period.
For the six months ended June 30, 2025, revenue from imagery & software analytical services was $34.8 million, compared to $35.3 million for the three months ended June 30, 2024.
For the six months ended June 30, 2025, revenue from professional & engineering services was $16.9 million, compared to $13.9 million for the three months ended June 30, 2024. The increase in revenue is primarily due to a new contract for the delivery of one Earth observation satellite.
As of June 30, 2025, the Company's cash and cash equivalents balance was $94.9 million, compared to $42.3 million as of June 30, 2024. The increase in cash and cash equivalents is primarily due to equity issuances via a public offering and the at-the-market offering program for gross proceeds of $90.0 million. This was partially offset by normal course operating expenses and cash outflows for satellite procurement.
These financial results are only preliminary estimates and are based on information available to management as of July 17, 2025, and these expectations could change. The Company’s actual financial results as of and for the three and six months ended June 30, 2025 are subject to the completion of the Company’s financial statements as of and for such period and will be impacted by certain estimates and assumptions. There can be no assurance that the Company’s actual results for the three and six months ended June 30, 2025 will not differ from the preliminary financial results presented herein, and such changes could be material. The preliminary financial results presented herein should not be viewed as a substitute for full financial statements prepared in accordance with the generally accepted accounting principles in the United States and are not indicative of the results to be achieved for any future periods. Neither the entity’s independent accountants, nor any other independent accountants, have compiled, examined, or performed any procedures with respect to the preliminary second quarter 2025 financial information contained herein, nor have they expressed any opinion or any other form of assurance on such information, and assume no responsibility for, and disclaim any association with, the preliminary second quarter 2025 financial information. Complete quarterly results as of and for the three and six months ended June 30, 2025 will be announced during the Company’s second quarter financial results earnings conference call and included in its Quarterly Report on Form 10-Q for the three months ended June 30, 2025.

The information in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as expressly set forth by specific reference in such a filing.
Item 7.01. Regulation FD Disclosure.
Shares outstanding as of June 30, 2025

As of June 30, 2025, there were 34,853,623 shares of the Company’s Class A common stock outstanding, which includes the issuance of 3,081,210 shares of the Company’s Class A common stock pursuant to its at-the-market offering program (“ATM Program”) subsequent to March 31, 2025 but excludes 3,544,156 shares of the Company’s Class A common stock reserved for issuance in connection with the Company’s ATM Program.
Revised financial guidance for the full year ending December 31, 2025

Based on information and expectations as of July 17, 2025, the Company is revising certain financial guidance for the full year ending December 31, 2025, previously issued on March 6, 2025, as follows:
•Full year 2025 revenue is expected to be between $105 million and $130 million. The reduction in revenue guidance is primarily driven by anticipated impacts of U.S. Government budget uncertainties and volatility in contract timing in the third and fourth quarters of 2025.
•Full year 2025 Adjusted EBITDA is expected to be between breakeven and $10 million. The reduction in Adjusted EBITDA guidance is primarily driven by the anticipated impact of reduced revenue from the U.S. Government and the Company’s previously announced decision to accelerate AROS investments.
The Company is maintaining its previously issued guidance on capital expenditures, expected to be between $60 million and $70 million for the full year ending December 31, 2025.
Maintenance of long-term targets previously reported

The Company is maintaining the long-term (three-to-five year) targets previously reported in its Current Report on Form 8-K filed with the Securities and Exchange Commission on September 24, 2024, as follows:
•Year-over-year revenue growth is expected to be between 20% to 30%.
•Imagery and software gross margin is expected to be in excess of 80%.
•Total gross margin is expected to be in excess of 75%.
•Adjusted EBITDA margin is expected to be in excess of 40%.

Our long-term targets are not a projection or forecast and certain occurrences, either in our business or industry-wide, may cause actual results to vary materially from such targets.
Non-GAAP Financial Measures

Adjusted EBITDA is defined as net income or loss attributable to the Company before interest income, interest expense, income taxes, depreciation and amortization, as well as significant non-cash and/or non-recurring expenses as management believes these items are not as useful in evaluating the Company’s core operating performance. These items include, but are not limited to, stock-based compensation expense; unrealized (gain) loss on certain warrants/shares classified as derivative liabilities; severance; impairment losses; (income) loss on equity method investment; investment loss on short-term investments; transaction costs associated with debt and equity financings; non-recurring transaction costs; severance; and litigation, settlements, and related costs. Adjusted EBITDA margin is determined by taking the ratio between Adjusted EBITDA and revenue and expressing such ratio as a percentage. Imagery and software analytical service gross margin is determined by taking the Imagery and software analytical revenue for the period, subtracting the Imagery and software analytical service costs excluding depreciation and amortization and dividing that figure by the Imagery and software analytical service revenue for the period. Total gross margin is determined by taking the total revenue for period, subtracting the Imagery and software analytical service costs excluding depreciation and amortization and subtracting the Professional and engineering service costs excluding depreciation and amortization and dividing that figure by the total revenue for the period. None of the non-GAAP financial performance measures should be considered in isolation or as an alternative to measures of financial performance determined in accordance with GAAP.
The Company is not providing a reconciliation of each of (i) projected Adjusted EBITDA, (ii) its long-term target for imagery and software gross margin, (iii) its long-term target for total gross margin, or (iv) projected Adjusted EBITDA margin, to the most comparable GAAP measure, as applicable, because the Company is unable to predict with reasonable certainty the ultimate outcome of certain significant items necessary to calculate such reconciliations without unreasonable effort. These items include, but are not limited to, stock-based compensation, income taxes, and depreciation and amortization, which are uncertain, depend on various factors, and could have a material impact on GAAP results.
The information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as expressly set forth by specific reference in such a filing.
Forward-Looking Statements
Certain statements and other information included in this Current Report on Form 8-K constitute forward-looking statements under applicable securities laws. Words such as “may”, “will”, “could”, “should”, “would”, “plan”, “potential”, “intend”, “anticipate”, “believe”, “estimate”, “future”, “opportunity”, “will likely result”, or “expect” and other words, terms, and phrases of similar meaning are often intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. All statements, other than statements of historical fact, contained in this Current Report on Form 8-K, including the Company's revised financial guidance and expected capital expenditures for the full year ending December 31, 2025, and the Company's long-term targets, are forward-looking statements.
Forward-looking statements are subject to various risks and uncertainties, which could cause actual results to differ materially from the anticipated results or expectations expressed in this Current Report on Form 8-K. As a result, although the Company’s management believes that the expectations and assumptions on which such forward-looking statements are based are reasonable, undue reliance should not be placed on the forward-looking statements because the Company can give no assurance that they will prove to be correct. The risks that could cause actual results to differ materially from current expectations include, but are not limited to, factors such as long and unpredictable sales cycles, customer demand, and the Company's ability to estimate resources for fixed-price contracts, expenses, and other operational and liquidity needs, as well as the risk factors discussed in the Company’s most recent Annual Report on Form 10-K and other disclosures about the Company and its business included in the Company’s disclosure materials filed from time to time with the SEC, which are available on the SEC’s website at www.sec.gov.
The forward-looking statements contained in this Current Report on Form 8-K are expressly qualified in their entirety by the foregoing cautionary statements. All such forward-looking statements are based upon data available as of the date of this Current Report on Form 8-K and speak only as of such date. The Company disclaims any intention or obligation to update or revise any forward-looking statements as a result of new information or future events, except as may be required under applicable securities law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: July 17, 2025

BLACKSKY TECHNOLOGY INC.

By:	/s/ Henry Dubois
Name: Henry Dubois
Title: Chief Financial Officer